UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio  44147

 (Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio  43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ONE ROCK

FUND

A 'No-Load' Mutual Fund

  TICKER: ONERX

ANNUAL REPORT

NOVEMBER 30, 2023

  Series Trust

ONE ROCK FUND

SHAREHOLDER LETTER

NOVEMBER 30, 2023 (UNAUDITED)

Fellow shareholders,

One Rock Fund (ONERX) had a strong year returning 42.97% for the twelve months ended November 30, 2023.  Praise God for the results!  This was well above all the major indices.  I am extremely pleased and thankful. Performance was driven by strong stock selection within the technology sector, well-timed financial stock exposure, and minimal earnings-related disappointments among our holdings.

The big market decline in 2022 was almost entirely due to aggressive interest rate increases by the Federal Reserve and the fear of its impact on the economy.  The strong market rebound starting in 2023 was largely due to the alleviation of those fears.

Technology stocks, and mostly large technology stocks, drove the vast majority of the gains in the major stock market indices this fiscal year.  The Russell 2000 index, which represents smaller company stock performance in the market, was negative over this period, as evidence of the wide divergence between big-cap tech strength and lackluster results by most everything else.  Consumer related tech products such as cell phones, computers, internet-of-things devices, gaming consoles and accessories were weak for most of the year.  Corporate spending on computers, networking, and software were also generally weak.  Outsourcing of corporate IT services to cloud-based providers remained depressed until near year-end.  The area that exhibited strength throughout the year was spending on artificial intelligence (AI) products and, to a lesser extent, services.  In fact, corporate spending in this area cannibalized spending in the other areas.  I have my concerns of the eventual impact of AI on our society, but it does have the potential to tremendously raise productivity in nearly every industry.  Investment in AI to date has primarily been in building out the infrastructure.  This will likely be followed by spending on software, services, and support which should benefit both the companies providing those services as well as increase margins for corporate users.  This technology is also disinflationary, thereby helping to lower interest rates.

At the same time as AI-related spending proliferates, the formerly weak areas of technology for the majority of 2023 are now starting to show improvement.  Rather than the narrow group of big-cap tech companies that drove 2023, I expect a dramatically larger investable universe of stocks experiencing business momentum.  Although performance in any given year rarely goes as expected, there’s multiple reasons to be optimistic as we start this new year. And as always, I want to emphasize the need for a long-term perspective.

I’m hopeful 2024 is a blessed year for all of you.  Thank you once again for the opportunity to manage the Fund on your behalf.

Jeff Wrona

Fund Manager

Performance – 12 months ended November 30, 2023:

ONE ROCK Fund = +42.97%

NASDAQ 100 = +32.57%

S&P 500 = +13.84%

Dow Industrials = +3.94%

Russell 2000 = -4.11%

NASDAQ 100 is a stock index which includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on a modified capitalization-weighted index. The S&P 500 is a stock index that measures the performance of 500 large companies based on market capitalization listed on stock exchanges in the United States.  The Dow Jones Industrial Average is a price-weighted measurement stock index of 30 prominent companies listed on stock exchanges in the United States.  The Russell 2000 Index is an unmanaged market capitalization-weighted index of 2,000 small company stocks of U.S. domiciled companies.

Annual Report |  1

ONE ROCK FUND

PERFORMANCE ILLUSTRATION

NOVEMBER 30, 2023 (UNAUDITED)

TOTAL RETURNS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2023

FUND/INDEX	ONE YEAR	THREE YEAR	SINCE INCEPTION*	VALUE
One Rock Fund	42.97%	7.58%	27.06%	$24,454
S&P 500 Index	13.84%	9.76%	14.02%	$16,327

Cumulative Performance Comparison of $10,000 Investment Since Inception

One Rock Fund
S&P 500 Index
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Mar-20
May-20
Nov-20
May-21
Nov-21
May-22
Nov-22
May-23
Nov-23

* Annualized Returns Since Inception - March 6, 2020.

This chart assumes an initial investment of $10,000 made on the closing of March 6, 2020 (commencement of investment operations). Total return is based on the net change in Net Asset Value (“NAV”) and assumes reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.  Call 1-800-564-3899 for the most current performance data.

The S&P 500 Index is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange (“NYSE”).  The S&P 500 Index is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

The Fund's total annual operating expenses before fee waivers, per the March 30, 2023 prospectus, are 2.12%. After fee waivers, the Fund's total annual operating expenses are 1.75%.

Annual Report |  2

ONE ROCK FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2023 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s investments as of November 30, 2023. Below categories are from Morningstar®.

Basic Materials
0.64%
Money Market Fund
0.39%
Communication Services
7.68%
Consumer Cyclical
12.61%
Financial Services
4.16%
Industrials
6.53%
Real Estate
1.21%
Technology
66.78%

 Excludes futures contracts.

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ONE ROCK FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2023

Shares		Fair Value

COMMON STOCKS - 96.13%

Aircraft - 1.37%
800	Boeing Co. *	$ 185,304

Computer Storage Devices - 1.42%
2,100	NetApp, Inc.	191,919

Electronic Computers - 4.47%
4,000	Dell Technologies, Inc.	303,480
1,100	Super Micro Computer, Inc. *	300,817
		604,297
Farm Machinery & Equipment - 0.88%
1,000	Lindsay Corp.	119,310

Finance Services - 4.01%
3,000	Coinbase Global, Inc. Class A *	374,160
17,500	SoFi Technologies, Inc. *	127,575
1,500	Upstart Holdings, Inc. *	40,140
		541,875
Motor Vehicles & Passenger Car Bodies - 1.63%
400	Tesla, Inc. *	96,032
7,500	Xpeng, Inc. ADR *	124,575
		220,607
Optical Instruments & Lenses - 2.70%
4,000	Coherent, Inc. *	147,160
400	KLA Corp.	217,848
		365,008
Personal Credit Institutions - 3.06%
12,000	Affirm Holdings, Inc. *	412,920

Radio & TV Broadcasting & Communications Equipment - 0.48%
500	QUALCOMM, Inc.	64,525

Real Estate - 1.66%
50,477	LuxUrban Hotels, Inc. *	224,118

Real Estate Agents & Managers (For Others) - 1.17%
52,500	OpenDoor Technologies, Inc. Class A *	158,025

Retail-Catalog & Mail-Order Houses - 4.32%
4,000	Amazon.com, Inc. *	584,360

Semiconductors & Related Devices - 12.67%
1,700	Advanced Micro Devices, Inc. *	205,972
2,500	Intel Corp.	111,750
4,700	Micron Technology, Inc.	357,764
1,900	NVIDIA Corp.	888,630
2,500	Silicon Motion Technology Corp. ADR	147,000
		1,711,116

The accompanying notes are an integral part of these financial statements.

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ONE ROCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2023

Shares		Fair Value

Services-Business Services - 5.52%
2,200	Akamai Technologies, Inc. *	$ 254,166
200	MercadoLibre, Inc. (Uruguay) *	324,092
4,237	Zillow Group, Inc. Class A *	166,895
		745,153
Services-Computer Programming, Data Processing, Etc. - 6.18%
900	Meta Platforms, Inc. Class A *	294,435
15,850	Pinterest, Inc. Class A *	540,010
		834,445
Services-Computer Programming Services - 1.61%
1,100	Zscaler, Inc. *	217,283

Services-Equipment Rental & Leasing - 1.76%
500	United Rentals, Inc.	238,010

Services-Prepackaged Software - 35.55%
400	Adobe, Inc. *	244,404
1,500	Block, Inc. Class A *	95,145
2,500	Cloudflare, Inc. Class A *	192,875
200	CrowdStrike Holdings, Inc. Class A *	47,398
700	CyberArk Software Ltd. (Israel) *	139,489
2,600	Datadog, Inc. Class A *	303,082
3,500	GitLab, Inc. Class A *	169,190
1,900	Microsoft Corp.	719,929
400	MicroStrategy, Inc. Class A *	199,320
300	MongoDB, Inc. Class A *	124,722
10,500	Nutanix, Inc. *	452,445
28,000	Palantir Technologies, Inc. Class A *	561,400
900	ServiceNow, Inc. *	617,166
3,000	Shopify, Inc. Class A (Canada) *	218,460
3,500	Snowflake, Inc. Class A *	656,880
3,000	UiPath, Inc. *	59,280
		4,801,185
Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 1.93%
2,500	Carpenter Technology Corp.	177,025
700	Steel Dynamics, Inc.	83,391
		260,416
Telephone & Telegraph Apparatus - 0.61%
6,000	Netgear, Inc. *	81,840

Water Transportation - 2.15%
2,700	Royal Caribbean Cruises, Ltd. *	290,142

Wholesale-Machinery, Equipment & Supplies - 0.98%
9,459	AerSale Corp. *	131,953

TOTAL COMMON STOCKS (Cost - $10,444,469) - 96.13%		12,983,811

The accompanying notes are an integral part of these financial statements.

Annual Report |  5

ONE ROCK FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2023

Shares		Fair Value

MONEY MARKET FUND - 0.37%
50,495	Federated Government Obligations Fund Institutional Class 5.23% **	$ 50,495
TOTAL MONEY MARKET FUND (Cost - $50,495) - 0.37%		50,495

TOTAL INVESTMENTS (Cost - $10,494,964) - 96.50%		13,034,306

OTHER ASSETS LESS LIABILITIES - 3.50%		472,417

NET ASSETS - 100.00%		$ 13,506,723

* Non-Income Producing Security.

** Variable Rate Security: the Yield Rate shown represents the rate at November 30, 2023.

The accompanying notes are an integral part of these financial statements.

Annual Report |  6

ONE ROCK FUND

SCHEDULE OF OPEN FUTURES CONTRACTS

NOVEMBER 30, 2023

Description	Contracts	Expiration	Notional Amount	Unrealized Depreciation**

LONG FUTURES CONTRACTS *
CME E-Mini Russell 2000 Index	3	December 15, 2023	$ 272,487	$ (657)
TOTAL LONG FUTURES CONTRACTS				$ (657)

* Non-income producing security during the period.

The accompanying notes are an integral part of these financial statements.

Annual Report |  7

ONE ROCK FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2023

Assets:
Investments in Securities at Fair Value (Cost $10,494,964)	$ 13,034,306
Deposit with Broker	396,365
Cash	1,000
Receivables:
Investments Sold	755,010
Dividends and Interest	5,767
Prepaid Expenses	5,847
Total Assets	14,198,295
Liabilities:
Payables:
Investments Purchased	660,662
Due to Advisor	10,226
Due to Administrator and Compliance Officer	908
Due to Transfer Agent and Fund Accountant	2,546
Trustee Fees	471
Variation Margin	485
Other Accrued Expenses	16,274
Total Liabilities	691,572
Net Assets	$ 13,506,723

Net Assets Consist of:
Paid In Capital	$ 12,007,538
Distributable Earnings	1,499,185
Net Assets	$ 13,506,723

Net Asset Value Per Share

Institutional Class
Net Assets	$ 13,506,723
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	428,220
Net asset value and offering price per share	$ 31.54

The accompanying notes are an integral part of these financial statements.

Annual Report |  8

ONE ROCK FUND

STATEMENT OF OPERATIONS

For the year ended NOVEMBER 30, 2023

Investment Income:
Dividends	$ 33,281
Interest	21,172
Total Investment Income	54,453

Expenses:
Advisory Fees	110,487
Administrative Fees	3,040
Transfer Agent & Fund Accounting Fees	29,883
Audit Fees	16,176
Legal Fees	11,891
Custody Fees	7,300
Printing & Mailing Fees	1,302
Compliance Officer Fees	6,085
Registration Fees	6,197
Trustee Fees	2,435
Interest Expense	905
Insurance Fees	510
Other Fees	3,741
Total Expenses	199,952
Fees Waived and/or Expenses Reimbursed by the Adviser	(5,695)
Net Expenses	194,257

Net Investment Loss	(139,804)

Realized Gain (Loss) on Investments:
Net Realized Gain on Investments	2,236,690
Net Realized Loss on Securities Sold Short	(7,784)
Net Realized Loss on Purchased Options	(3,021)
Net Realized Loss on Written Options	(1,853)
Net Realized Gain on Long Futures Contracts	84,391
Total Realized Gain on Investments	2,308,423

Unrealized Gain (Loss) on Investments:
Net Change in Unrealized Appreciation on Investments	1,724,093
Net Change in Unrealized Appreciation on Written Options	923
Net Change in Unrealized Depreciation on Long Futures Contracts	(20,092)
Total Unrealized Gain on Investments	1,704,924

Net Realized and Unrealized Gain on Investments	4,013,347

Net Increase in Net Assets Resulting from Operations	$3,873,543

The accompanying notes are an integral part of these financial statements.

Annual Report |  9

ONE ROCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	11/30/2023	11/30/2022
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (139,804)	$ (128,012)
Net Realized Gain (Loss) on Investments, Securities Sold Short, Written Options, Long Futures Contracts	2,308,423	(3,164,959)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Written Options, Long Futures Contracts	1,704,924	(1,176,497)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,873,543	(4,469,468)

Distributions to Shareholders:
Distributions:	-	(2,394,069)
Total Distributions Paid to Shareholders	-	(2,394,069)

Capital Share Transactions:
Proceeds from Sale of Shares	2,265,764	3,877,192
Proceeds from Reinvestment of Distributions	-	2,393,176
Cost of Shares Redeemed	(1,570,742)	(744,072)
Net Increase in Net Assets from Capital Share Transactions	695,022	5,526,296

Net Increase (Decrease) in Net Assets	4,568,565	(1,337,241)

Net Assets:
Beginning of Year	8,938,158	10,275,399

End of Year	$ 13,506,723	$ 8,938,158

The accompanying notes are an integral part of these financial statements.

Annual Report |  10

ONE ROCK FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period/year.

(a) Does not include expenses of underlying investment companies in which the Fund invests.

(b) Not annualized.

(c) Annualized.

(d) Includes 0.01%, less than 0.005%, and less than 0.005% of interest expenses for the years ended November 30, 2023 and 2021, and the period ended November 30, 2020, respectively.

* For the period March 6, 2020 (commencement of investment operations) through November 30, 2020.

** Per share net investment loss has been determined on the basis of average shares outstanding during the period.

*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Returns would have been lower had the advisor not reimbursed expenses/waived fees during the period.

The accompanying notes are an integral part of these financial statements.

Annual Report |  11

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2023

NOTE 1.  ORGANIZATION

The One Rock Fund (the "Fund") is a non-diversified series of the MSS Series Trust (the "Trust") and commenced operations on March 6, 2020.  The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board" or "Trustees") to authorize and issue an unlimited number of shares, without par value, of beneficial interest of each separate series. There are currently four separate series offered by the Trust. The investment adviser to the Fund is Wrona Investment Management, LLC (the "Adviser").

The Fund’s investment objective is to seek capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, the Fund follows the investment company accounting and reporting requirements of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at fair market value of the securities received.  Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has

Annual Report |  12

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the return filed for the open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax return. The Fund identifies its major tax jurisdiction as U.S. federal, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2023, the Fund did not incur any interest or penalties.

SHARE VALUATION: The Fund’s Net Asset Value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total net assets are divided by the total number of shares outstanding for the Fund to determine the NAV.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers.  The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.  The Fund's performance may be affected disproportionately by the performance of relatively few stocks. In addition, the volatility of the Fund may be greater than the overall volatility of the market.

EXPENSES:  Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s proportion of the total funds in the Trust or another appropriate basis (as determined by the Trustees).

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Annual Report |  13

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

CASH AND CASH EQUIVALENTS: The Fund maintains its cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash deposits.

NOTE 3.  SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for fair value pricing and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser ("Fair Value Pricing"), subject to oversight by the Board. The Adviser must use reasonable diligence in determining whether market quotations are readily available. If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available. Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to oversight of the Board.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Financial Futures Contracts – The Fund may invest in financial and stock futures contracts. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying

Annual Report |  14

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

hedged assets. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of November 30, 2023.

The Fund may buy or sell stock index futures to increase exposure to the broad equity market, hedge market exposure of an existing portfolio, or decrease overall market exposure.  The Adviser may invest in stock index futures in this way to achieve a desired portfolio stock, or stock equivalent, exposure. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

The Fund also invests in short-term opportunities through the trading of common stocks and/or stock index futures in situations that the Adviser believes to be a market overreaction/underreaction to recently disclosed public news.  Such situations can be caused for many reasons including earnings reports, analyst rating changes, competitor changes in business outlook, secondary stock offerings, industry headline news, extraordinary events, economic reports or monetary actions. In these circumstances, business momentum may not be a factor and the expectation is for a short-term trade.

Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional disclosure on the Fund’s options transactions during the period.

Short Sales of Investments – The Fund may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

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ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Short sales and written options are collateralized by pledged securities held at Interactive Brokers, LLC. The collateral required is determined daily by reference to the market value of the short and written positions. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. Refer to the Statement of Assets and Liabilities for amounts due to/from broker.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short-term investments.  Short term investments are valued using amortized cost, which approximates fair value.  These securities will be categorized in Level 1 of the fair value hierarchy.

Derivative instruments (future contracts and options). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Options are valued at the

Annual Report |  16

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

last sales prices on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities and other financial instruments measured at fair value on a recurring basis follows.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of November 30, 2023, by major security type:

Financial Instruments—Assets
Categories *	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 12,983,811	$ -	$ -	$ 12,983,811
Money Market Fund	50,495	-	-	50,495
Total	$ 13,034,306	$ -	$ -	$ 13,034,306

Derivative Instruments—Liabilities
Categories	Level 1	Level 2	Level 3	Fair Value

Futures Contract (a)	$ (657)	$ -	$ -	$ (657)
Total	$ (657)	$ -	$ -	$ (657)

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

(a) Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.

During the year ended November 30, 2023, there were no transfers between Level 1, 2, or 3 in the Fund. The Fund did not hold any Level 3 securities during the period presented. For a further breakdown of each investment by industry type, please refer to the Fund’s Schedule of Investments.

Annual Report |  17

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

NOTE 4.  DERIVATIVE TRANSACTIONS

The effect of derivative instruments on the Statements of Operations for the year ended November 30, 2023, and related activity was as follows:

Type of Derivative	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Total
Long Futures Contracts	$ 84,391	$ (20,092)	$ 64,299
Purchased Options	(3,021)	-	(3,021)
Written Options	(1,853)	923	(930)
	$ 79,517	$ (19,169)	$ 60,348

The Fund considers the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities during the year ended November 30, 2023.

Average Notional Amount	Equity Contracts
Long Futures Contracts	$ 317,906

The Adviser consistently assesses the value of existing positions in the Fund. Generally, the Adviser exercises patience when fundamentals are stable but prices are volatile.  The Adviser may at times write covered call options on a small portion of existing common stock positions in the Fund to generate premium. The Fund may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.  The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by Interactive Brokers, LLC. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Fund may buy or sell stock index futures to increase exposure to the broad equity market, hedge market exposure of an existing portfolio, or decrease overall market exposure. The Adviser may invest in stock index futures in this way to achieve a desired portfolio stock, or stock equivalent, exposure.

Annual Report |  18

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

NOTE 5.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Wrona Investment Management, LLC, (the “Adviser”) serves as the Fund’s investment adviser.  Pursuant to a management agreement (the “Management Agreement”), the Fund pays the Adviser, an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.  The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through December 31, 2024 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.75% for shares of the average daily net assets. The fee waiver and expense reimbursement is subject to possible recoupment from the Fund within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limit or the expense limits in place at the time of recoupment. During the year ended November 30, 2023, the Adviser earned $110,487 in advisory fees from the Fund. During the year ended November 30, 2023, the Adviser waived advisory fees of $5,695. At November 30, 2023, the Fund owed the Adviser $10,226.

As of November 30, 2023, Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Adviser, as of the date such fees were waived, are as follows:

Recoverable Through	Amount Recoverable
November 30, 2024	$30,925
November 30, 2025	$32,717
November 30, 2026	$ 5,695

TRANSFER AGENT: An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC ("MSS"), the Fund’s transfer agent and fund accountant. MSS receives an annual fee from the Fund of $11.50 per shareholder with a minimum of $775 charge per month for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund. The fund accounting fees range from $22,200 to $70,540 depending on the average net assets of the Fund. The Fund will receive a discount of between 10% - 50% on fund accounting fees until assets reach $10 million. During the year ended November 30, 2023, the Fund surpassed assets of $10 million and no longer received the discount. For the year ended November 30, 2023, MSS earned $29,883 from the Fund for transfer agent and accounting services. As of November 30, 2023, the Fund owed MSS $2,546 for transfer agent and accounting services.

ADMINISTRATOR AND CCO: The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides for administration and compliance services to the Fund.  Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS. Mr. Pokersnik serves as the Chief Compliance Officer and an officer of the Trust. For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a monthly fee of $750 from the Fund. For the year ended November 30, 2023, Empirical earned $9,125 for these services. As of November 30, 2023, the Fund owed Empirical $908.

Annual Report |  19

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

NOTE 6.  SHARES OF BENEFICIAL INTEREST

The Trust Agreement permits the Board to issue an unlimited number of shares of beneficial interest of separate series without par value.

Transactions in shares of beneficial interest were as follows:

	For the year ended November 30, 2023		For the year ended November 30, 2022
	Shares	Capital	Shares	Capital
Shares sold	92,922	$ 2,265,764	139,119	$ 3,877,192
Shares reinvested	-	-	78,739	2,393,176
Shares redeemed	(69,951)	(1,570,744)	(25,773)	(744,072)
Net Increase	22,971	$ 695,021	192,085	$ 5,526,296

NOTE 7.  INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, short sales, options purchased and written, futures, and U.S. Treasuries, for the year ended November 30, 2023, were as follows:

Purchases	$ 72,252,582
Sales	$ 71,373,169

NOTE 8. TAX MATTERS

As of November 30, 2023, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 10,798,166

Gross tax appreciation of investments	$ 2,622,490
Gross tax depreciation of investments	(386,350)
Net tax appreciation of investments	$ 2,236,140

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales and straddles and 1256 contracts.

The Fund's distributable earnings/(deficit) on a tax basis is determined only at the end of each fiscal year.  As of November 30, 2023, the Fund's most recent fiscal year end, the components of distributable earnings/(deficit) on a tax basis were as follows:

Short-term Capital Loss Carryforward – Non-expiring	$ (736,955)
Net Unrealized Appreciation of Investments	2,236,140
Total Distributable Earnings	$ 1,499,185

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.

Annual Report |  20

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

As of November 30, 2023, the Fund has a capital loss carryforward available for federal income tax purposes, which can be used to offset future capital gains, as follows:

Short-term non-expiring	$ 736,955
Total capital loss carryforward	$ 736,955

The Fund has recorded a reclassification in the capital accounts. As of November 30, 2023, the Fund recorded permanent book/tax differences of $139,804 net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the years ended November 30, 2023, and 2022 were as follows:

	November 30, 2023	November 30, 2022
Ordinary Income	$ -	$ 1,861,314
Long-term Gain	$ -	$ 532,755

There were no distributions made during the year ended November 30, 2023.

NOTE 9.  CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. MARKET AND GEOPOLITICAL RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Annual Report |  21

ONE ROCK FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2023

NOTE 11.  SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of the shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

As of November 30, 2023, the Fund had 66.78%* of its investments invested in the technology sector. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

*Sector definition according to Morningstar®.

NOTE 12.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

Annual Report |  22

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 To the Board of Trustees and Shareholders of the One Rock Fund,

a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the One Rock Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments  and schedule of open futures contracts, as of  November 30, 2023,  the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the three years in the period ended November 30, 2023 and the period March 6, 2020 (commencement of investment operations) through November 30, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fundas of November 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 6, 2020 (commencement of investment operations) through November 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements ~~a~~nd financial highlights.  Our procedures included confirmation of securities and cash owned as of November 30, 2023, by correspondence with the custodian and broker.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds in the MSS Series Trust since 2007

Huntingdon Valley, Pennsylvania

January 29, 2024

Annual Report |  23

ONE ROCK FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2023 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur ongoing costs which consist of, management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period, June 1, 2023 through November 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2023	November 30, 2023	June 1, 2023 to November 30, 2023

Actual	$1,000.00	$1,209.36	$9.69
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.29	$8.85

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report |  24

ONE ROCK FUND

TRUSTEES AND OFFICERS

NOVEMBER 30, 2023 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name Address and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Paul K. Rode, Esq. 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1980	Trustee	Indefinite/ October 2016- present	Attorney, Keith D. Weiner & Assoc. Co. L.P.A. since September 2005	4	Manor Investment Funds
Michael Young 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1950	Trustee	Indefinite/ October 2016 - present	November 2013-Present: Consultant/Practitioner for Purdue, Rutgers and Northeastern Universities; June 2002-November 2013: Senior Federal Security Director for U.S. Department of Homeland Security	4	Manor Investment Funds

1The “Fund Complex” consists of the MSS Series Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act and each officer of the Trust.

Name Address and Year of Birth	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1957	Trustee and President	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	4	Manor Investment Funds
Brandon M. Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Year: 1978	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ October 2016 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	NA	NA

1 Gregory B. Getts is considered an “Interested” Trustee as defined in the 1940 Act because he is an officer of the Trust and President/owner of the Fund’s transfer agent, fund accountant, and distributor.
2The “Fund Complex” consists of the MSS Series Trust.

Each non-interested Trustee receives $300 per quarterly meeting attended.

The Statement of Additional Information includes addition information about the Trustees and is available without charge upon request, by calling toll free at 1-800-564-3899.

Annual Report |  25

ONE ROCK FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2023 (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-564-3899 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s N-PORT reports are available on the SEC’s website at http://sec.gov. You may also obtain copies by calling the Fund at 1-800-564-3899.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended November 30, 2023, the Trust’s Liquidity Program Administrator (the “Administrator”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Administrator concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Fund’s Prospectus and Statement of Additional Information ("SAI"), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at 1-800-564-3899 to request free copies of the Prospectus and SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information about the Fund at the internet site www.onerockfund.com.

You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Annual Report |  26

ONE ROCK FUND

ADDITIONAL INFORMATION (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

INVESTMENT ADVISORY AGREEMENT RENEWAL

At its meeting held on October 12, 2023, Counsel turned the Trustees attention to the renewal of the investment advisory agreement between Wrona Investment Management, LLC (“Wrona”) and the Trust, on behalf of the One Rock Fund. Legal counsel assisted the Trustees throughout the advisory agreement review process. Counsel referred the Trustees to the memorandum from Thompson Hine regarding their duties in approving/renewing investment advisory and sub-advisory agreements, a copy of which was included in the Board Materials and provided to the Trustees in advance of the Meeting. Counsel discussed the factors that should be considered when evaluating the approval or renewal of advisory and sub-advisory agreements with the Trustees.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the advisory and sub-advisory agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the advisory and sub-advisory agreements.

Nature, Extent and Quality of Service. The Trustees noted the experience of the personnel responsible for servicing the Fund, noting that Mr. Wrona continued to serve as the president, portfolio manager and chief compliance officer of the Adviser. They reviewed Wrona’s compliance practices, including its frequent checks and interactions with the Fund’s CCO. Counsel noted that the adviser did not report any changes to process or personnel, no data security issues, no compliance or trading practice issues, and no litigation or regulatory examinations. After a discussion, the Trustees agreed that the services provided by Wrona to the Fund have been satisfactory.

Performance. The Trustees next considered the performance of the One Rock Fund. They noted that the One Rock Fund had outperformed the S&P 500 Index, Nasdaq 100, its peer group and the Morningstar Category Average for the one-year period ended August 31, 2023, as well as the three-year and since inception periods.  After further discussion, the Trustees agreed that performance was satisfactory.

Fees and Expenses. The Trustees noted that the Fund’s advisory fee is 1.00% and observed that the Fund’s advisory fee was lower than the Fund’s peer group average of 1.05%. Counsel indicated that Wrona had agreed to an expense limitation agreement, whereby Wrona agreed to limit the Fund’s expenses to 1.75% until December 31, 2024. After a further discussion, the Trustees agreed that the advisory fee was not unreasonable.

Profitability. The Trustees reviewed Wrona’s profitability analysis with respect to the Fund during the past twelve months of operations. The Trustees noted that Wrona earned a profit during that period. After a discussion, the Trustees determined Wrona’s profitability with respect to its management of the Fund was not excessive.

Annual Report |  27

ONE ROCK FUND

ADDITIONAL INFORMATION (CONTINUED)

NOVEMBER 30, 2023 (UNAUDITED)

Economies of Scale. The Trustees considered whether the Fund would experience economies of scale at a certain asset level. Counsel stated for the benefit of the Trustees that Wrona indicated that it would be open to discussing the implementation of economies of scale as assets increased, however, the fund is not at a level where economies of scale would be appropriate.

Conclusion. Having requested and received such information from Wrona as the Trustees believed reasonably necessary to evaluate the terms of One Rock Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable, and that approval of the One Rock Management Agreement was in the best interests of the shareholders of the One Rock Fund.

Annual Report |  28

Rev. September 2011

PRIVACY NOTICE

MSS SERIES TRUST

FACTS	WHAT DOES THE MSS SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers' personal information; the reasons the MSS Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does MSS Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share
QUESTIONS?	Call 1-800-595-4866

Annual Report |  29

PRIVACY NOTICE
(continued)

What we do:
How does the MSS Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the MSS Series Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates' everyday business purposes – information about your   creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • MSS Series Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The MSS Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MSS Series Trust doesn't jointly market.

Annual Report |  30

INVESTMENT ADVISER

Wrona Investment Management, LLC

TRANSFER AND DIVIDEND DISBURSING AGENT

Mutual Shareholder Services, LLC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

LEGAL COUNSEL

Thompson Hine LLP

CUSTODIAN

Huntington National Bank

This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Adviser

FY 2023

$ 14,600

$ 0

FY 2022

$ 14,300

$ 0

(b)

Audit-Related Fees

Registrant

Adviser

FY 2023

$ 0

$ 0

FY 2022

$ 0

$ 0

(c)

Tax Fees

Registrant

Adviser

FY 2023

$ 3,000

$ 0

FY 2022

$ 2,800

$ 0

(d)

All Other Fees

Registrant

Adviser

FY 2023

$ 0

$ 0

FY 2022

$ 0

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2023

$ 3,000

FY 2022

$ 2,800

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

 Not applicable.

(j)

Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date:  February 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date:  February 2, 2024

By /s/ Brandon M. Pokersnik

      Brandon M. Pokersnik

      Principal Financial Officer

Date:  February 2, 2024